Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2025

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Non-GAAP Financial Measures
This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.
Fully-Taxable Equivalent (FTE) Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets,
•Tangible common equity to risk-weighted assets using Basel III definition, and
•Adjusted common equity tier 1 (CET1).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. The tangible common equity ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. The adjusted CET1 ratio differs from the defined CET1 regulatory capital ratio the Company is subject to by including the impact of accumulated other comprehensive income (loss) (AOCI) excluding cash flow hedges in the calculation of the capital ratio. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	December 31,	Percent Changes vs.
	2025	2025	2024	3Q25	4Q24
Net interest income - FTE (1)	$1,609	$1,523	$1,409	6%	14%
FTE adjustment	(17)	(17)	(14)	—	(21)
Net interest income	1,592	1,506	1,395	6	14
Provision for credit losses	123	122	107	1	15
Noninterest income	582	628	559	(7)	4
Noninterest expense	1,420	1,246	1,178	14	21
Income before income taxes	631	766	669	(18)	(6)
Provision for income taxes	108	133	135	(19)	(20)
Income after income taxes	523	633	534	(17)	(2)
Income attributable to non-controlling interest	4	4	4	—	—
Net income attributable to Huntington	519	629	530	(17)	(2)
Dividends on preferred shares	43	27	27	59	59
Impact of preferred stock redemptions	—	—	5	—	NM
Net income applicable to common shares	$476	$602	$498	(21)%	(4)%

Net income per common share - diluted	$0.30	$0.41	$0.34	(27)%	(12)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	9.89	9.54	8.33	4	19
Average common shares - basic	1,544	1,459	1,453	6	6
Average common shares - diluted	1,570	1,485	1,481	6	6
Ending common shares outstanding	1,568	1,459	1,454	7	8
Return on average assets	0.93%	1.19%	1.05%
Return on average common shareholders’ equity	8.9	12.4	11.0
Return on average tangible common shareholders’ equity (2)	12.7	17.8	16.4
Net interest margin (1)	3.15	3.13	3.03
Efficiency ratio (3)	64.2	57.4	58.6
Effective tax rate	17.2	17.4	20.1
Average total assets	$220,230	$209,727	$201,815	5%	9%
Average earning assets	202,511	192,732	185,222	5	9
Average loans and leases	146,607	135,944	128,158	8	14
Average total deposits	173,156	164,812	159,405	5	9
Average Huntington shareholders’ equity	23,896	21,348	20,013	12	19
Average common shareholders' equity	21,165	19,197	17,979	10	18
Average tangible common shareholders' equity	15,150	13,587	12,338	12	23
Total assets at end of period	225,106	210,228	204,230	7	10
Total Huntington shareholders’ equity at end of period	24,342	22,248	19,740	9	23

NCOs as a % of average loans and leases	0.24%	0.22%	0.30%
NAL ratio	0.62	0.59	0.60
NPA ratio (4)	0.63	0.60	0.63
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.70	1.72	1.73
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.83	1.86	1.88
Common equity tier 1 risk-based capital ratio (5)	10.4	10.6	10.5
Tangible common equity / tangible asset ratio (6)	7.1	6.8	6.1
NM - Not Meaningful
See Notes to Quarterly and Annual Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data)	2025	2024	Amount	Percent
Net interest income - FTE (1)	$6,056	$5,398	$658	12%
FTE adjustment	(65)	(53)	(12)	(23)
Net interest income	5,991	5,345	646	12
Provision for credit losses	463	420	43	10
Noninterest income	2,175	2,040	135	7
Noninterest expense	5,015	4,562	453	10
Income before income taxes	2,688	2,403	285	12
Provision for income taxes	459	443	16	4
Income after income taxes	2,229	1,960	269	14
Income attributable to non-controlling interest	18	20	(2)	(10)
Net income attributable to Huntington	2,211	1,940	271	14
Dividends on preferred shares	124	134	(10)	(7)
Impact of preferred stock redemptions	—	5	(5)	NM
Net income applicable to common shares	$2,087	$1,801	$286	16%

Net income per common share - diluted	$1.39	$1.22	$0.17	14%
Cash dividends declared per common share	0.62	0.62	—	—
Average common shares - basic	1,479	1,451	28	2
Average common shares - diluted	1,505	1,476	29	2
Return on average assets	1.05%	0.99%
Return on average common shareholders’ equity	10.8	10.4
Return on average tangible common shareholders’ equity (2)	15.7	15.7
Net interest margin (1)	3.13	3.00
Efficiency ratio (3)	59.9	60.5
Effective tax rate	17.1	18.4
Average total assets	$210,763	$196,260	$14,503	7%
Average earning assets	193,695	179,756	13,939	8
Average loans and leases	136,687	124,503	12,184	10
Average total deposits	165,778	155,066	10,712	7
Average Huntington shareholders’ equity	21,458	19,651	1,807	9
Average common shareholders' equity	19,241	17,347	1,894	11
Average tangible common shareholders' equity	13,520	11,693	1,827	16

NCOs as a % of average loans and leases	0.23%	0.30%
NM - Not Meaningful
See Notes to Quarterly and Annual Key Statistics.

Notes to Quarterly and Annual Key Statistics
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(5)December 31, 2025 figure is estimated.
(6)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets), which represents a non-GAAP measure. Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate. See page 18 for reconciliation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	At December 31,
(dollar amounts in millions)	2025	2024	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,783	$1,685	6%
Interest-earning deposits with banks	12,295	11,647	6
Trading account securities	63	53	19
Available-for-sale securities	26,132	27,273	(4)
Held-to-maturity securities	15,258	16,368	(7)
Other securities	994	823	21
Loans held for sale	1,415	654	116
Loans and leases (1)	149,642	130,042	15
Allowance for loan and lease losses	(2,537)	(2,244)	(13)
Net loans and leases	147,105	127,798	15
Bank owned life insurance	2,902	2,793	4
Accrued income and other receivables	2,621	2,190	20
Premises and equipment	1,321	1,066	24
Goodwill	5,997	5,561	8
Servicing rights and other intangible assets	752	677	11
Other assets	6,468	5,642	15
Total assets	$225,106	$204,230	10%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$176,610	$162,448	9%
Short-term borrowings	1,261	199	534%
Long-term debt	17,221	16,374	5
Other liabilities	5,635	5,427	4
Total liabilities	200,727	184,448	9

Shareholders' equity
Preferred stock	2,731	1,989	37
Common stock	16	15	7
Capital surplus	17,244	15,484	11
Less treasury shares, at cost	(92)	(86)	(7)
Accumulated other comprehensive income (loss)	(1,908)	(2,866)	33
Retained earnings	6,351	5,204	22
Total Huntington shareholders’ equity	24,342	19,740	23
Non-controlling interest	37	42	(12)
Total equity	24,379	19,782	23
Total liabilities and equity	$225,106	$204,230	10%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,567,732,506	1,453,635,809
Treasury shares outstanding	7,187,541	6,984,102
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	885,000	877,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2025		2025		2025		2025		2024
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$69,442	46%	$62,978	45%	$60,723	45%	$58,948	45%	$56,809	43%
Commercial real estate:
Commercial	12,919	8	9,613	7	9,793	7	10,196	7	10,215	8
Construction	2,290	2	1,119	1	905	1	772	1	863	1
Commercial real estate	15,209	10	10,732	8	10,698	8	10,968	8	11,078	9
Lease financing	5,727	4	5,515	4	5,516	4	5,451	4	5,454	4
Total commercial	90,378	60	79,225	57	76,937	57	75,367	57	73,341	56
Consumer:
Residential mortgage	24,777	17	24,502	18	24,527	19	24,369	19	24,242	19
Automobile	16,168	11	15,996	12	15,382	11	14,877	11	14,564	11
Home equity	10,395	7	10,314	7	10,221	8	10,130	8	10,142	8
RV and marine	5,682	4	5,805	4	5,907	4	5,939	4	5,982	5
Other consumer	2,242	1	2,114	2	1,986	1	1,823	1	1,771	1
Total consumer	59,264	40	58,731	43	58,023	43	57,138	43	56,701	44
Total loans and leases	$149,642	100%	$137,956	100%	$134,960	100%	$132,505	100%	$130,042	100%

Ending balances by business segment:
Consumer & Regional Banking	$79,069	53%	$75,027	55%	$73,887	55%	$72,653	55%	$72,051	56%
Commercial Banking	70,391	47	62,755	45	60,823	45	59,726	45	57,858	44
Treasury / Other	182	—	174	—	250	—	126	—	133	—
Total loans and leases	$149,642	100%	$137,956	100%	$134,960	100%	$132,505	100%	$130,042	100%

Average balances by business segment:
Consumer & Regional Banking	$77,908	53%	$74,306	55%	$73,154	55%	$72,043	55%	$71,390	56%
Commercial Banking	68,388	47	61,373	45	59,806	45	58,588	45	56,492	44
Treasury / Other	311	—	265	—	211	—	231	—	276	—
Total loans and leases	$146,607	100%	$135,944	100%	$133,171	100%	$130,862	100%	$128,158	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2025		2025		2025		2025		2024
Ending balances by type:
Total deposits
Demand deposits - noninterest-bearing	$32,205	18%	$28,596	17%	$28,656	18%	$30,217	18%	$29,345	18%
Demand deposits - interest-bearing	48,510	27	46,056	28	45,468	28	44,992	28	43,378	27
Money market deposits	65,123	37	62,837	38	60,998	37	61,608	37	60,730	37
Savings deposits	15,426	9	14,986	9	15,112	9	15,179	9	14,723	9
Time deposits	15,346	9	12,737	8	13,146	8	13,341	8	14,272	9
Total deposits	$176,610	100%	$165,212	100%	$163,380	100%	$165,337	100%	$162,448	100%

Ending balances by business segment:
Consumer & Regional Banking	$117,188	66%	$110,043	67%	$111,926	68%	$112,972	68%	$111,390	69%
Commercial Banking	50,657	29	47,651	28	43,691	27	44,090	27	43,366	26
Treasury / Other	8,765	5	7,518	5	7,763	5	8,275	5	7,692	5
Total deposits	$176,610	100%	$165,212	100%	$163,380	100%	$165,337	100%	$162,448	100%

Average balances by business segment:
Consumer & Regional Banking	$114,613	66%	$111,138	68%	$112,135	69%	$110,974	69%	$110,750	70%
Commercial Banking	50,470	29	46,346	28	43,288	26	42,714	26	41,741	26
Treasury / Other	8,073	5	7,328	4	8,006	5	7,912	5	6,914	4
Total deposits	$173,156	100%	$164,812	100%	$163,429	100%	$161,600	100%	$159,405	100%

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2025	2025	2025	2025	2024	3Q25	4Q24
Assets
Interest-earning deposits with banks	$12,231	$11,823	$12,264	$11,632	$11,027	3%	11%
Securities:
Trading account securities	112	629	634	487	645	(82)	(83)
Available-for-sale securities:
Taxable	22,879	23,485	24,015	24,245	24,778	(3)	(8)
Tax-exempt	3,405	3,318	3,251	3,254	3,056	3	11
Total available-for-sale securities	26,284	26,803	27,266	27,499	27,834	(2)	(6)
Held-to-maturity securities - taxable	15,397	15,752	16,130	16,358	16,053	(2)	(4)
Other securities	949	888	881	877	824	7	15
Total securities	42,742	44,072	44,911	45,221	45,356	(3)	(6)
Loans held for sale	931	893	746	584	681	4	37
Loans and leases: (2)
Commercial:
Commercial and industrial	67,378	61,440	59,393	57,555	55,136	10	22
Commercial real estate:
Commercial	12,192	9,672	9,955	10,206	10,461	26	17
Construction	2,076	1,020	830	815	818	104	154
Commercial real estate	14,268	10,692	10,785	11,021	11,279	33	27
Lease financing	5,498	5,483	5,458	5,476	5,424	—	1
Total commercial	87,144	77,615	75,636	74,052	71,839	12	21
Consumer:
Residential mortgage	25,098	24,511	24,423	24,299	24,127	2	4
Automobile	16,114	15,693	15,132	14,665	14,350	3	12
Home equity	10,372	10,264	10,196	10,123	10,134	1	2
RV and marine	5,747	5,860	5,921	5,951	6,009	(2)	(4)
Other consumer	2,132	2,001	1,863	1,772	1,699	7	25
Total consumer	59,463	58,329	57,535	56,810	56,319	2	6
Total loans and leases	146,607	135,944	133,171	130,862	128,158	8	14
Total earning assets	202,511	192,732	191,092	188,299	185,222	5	9
Cash and due from banks	1,396	1,445	1,407	1,404	1,348	(3)	4
Goodwill and other intangible assets	6,043	5,625	5,640	5,651	5,662	7	7
All other assets	10,280	9,925	9,713	9,733	9,583	4	7
Total assets	$220,230	$209,727	$207,852	$205,087	$201,815	5%	9%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$47,185	$45,980	$44,677	$43,582	$41,802	3%	13%
Money market deposits	65,182	62,009	61,090	60,213	58,297	5	12
Savings deposits	15,360	15,042	15,127	14,866	14,648	2	5
Time deposits	14,661	12,773	13,290	13,993	15,076	15	(3)
Total interest-bearing deposits	142,388	135,804	134,184	132,654	129,823	5	10
Short-term borrowings	897	1,267	1,261	1,439	1,249	(29)	(28)
Long-term debt	17,335	17,433	17,776	16,901	16,081	(1)	8
Total interest-bearing liabilities	160,620	154,504	153,221	150,994	147,153	4	9
Demand deposits - noninterest-bearing	30,768	29,008	29,245	28,946	29,582	6	4
All other liabilities	4,907	4,826	4,788	5,102	5,020	2	(2)
Total liabilities	196,295	188,338	187,254	185,042	181,755	4	8
Total Huntington shareholders’ equity	23,896	21,348	20,548	19,997	20,013	12	19
Non-controlling interest	39	41	50	48	47	(5)	(17)
Total equity	23,935	21,389	20,598	20,045	20,060	12	19
Total liabilities and equity	$220,230	$209,727	$207,852	$205,087	$201,815	5%	9%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense
(Unaudited)

	Quarterly Interest Income / Expense (1) (2)
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Assets
Interest-earning deposits with banks	$124	$134	$139	$129	$136
Securities:
Trading account securities	—	7	6	4	8
Available-for-sale securities:
Taxable	212	246	278	287	302
Tax-exempt	43	41	41	42	38
Total available-for-sale securities	255	287	319	329	340
Held-to-maturity securities - taxable	103	105	107	108	104
Other securities	11	12	12	12	12
Total securities	369	411	444	453	464
Loans held for sale	14	15	12	9	11
Loans and leases:
Commercial:
Commercial and industrial	1,023	959	914	873	851
Commercial real estate:
Commercial	197	168	166	170	185
Construction	36	19	17	15	22
Commercial real estate	233	187	183	185	207
Lease financing	91	93	92	89	89
Total commercial	1,347	1,239	1,189	1,147	1,147
Consumer:
Residential mortgage	269	259	253	250	243
Automobile	241	234	219	207	205
Home equity	184	190	186	183	190
RV and marine	80	80	79	78	81
Other consumer	54	55	51	48	47
Total consumer	828	818	788	766	766
Total loans and leases	2,175	2,057	1,977	1,913	1,913
Total earning assets	$2,682	$2,617	$2,572	$2,504	$2,524
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$227	$235	$223	$205	$209
Money market deposits	437	466	464	458	479
Savings deposits	19	13	11	7	6
Time deposits	137	116	124	140	169
Total interest-bearing deposits	820	830	822	810	863
Short-term borrowings	10	13	13	14	17
Long-term debt	243	251	254	239	235
Total interest-bearing liabilities	1,073	1,094	1,089	1,063	1,115
Net interest income	$1,609	$1,523	$1,483	$1,441	$1,409
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield / Rate
(Unaudited)

	Quarterly Average Yield / Rate (1)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Assets
Interest-earning deposits with banks	4.03%	4.53%	4.52%	4.45%	4.92%
Securities:
Trading account securities	2.58	4.03	3.72	3.67	5.39
Available-for-sale securities:
Taxable	3.72	4.19	4.62	4.73	4.87
Tax-exempt	4.99	5.02	4.93	5.22	5.00
Total available-for-sale securities	3.88	4.29	4.66	4.79	4.89
Held-to-maturity securities - taxable	2.66	2.66	2.66	2.64	2.59
Other securities	4.86	5.15	5.85	5.28	6.01
Total securities	3.46	3.72	3.95	4.01	4.10
Loans held for sale	6.13	6.52	6.43	6.48	6.28
Loans and leases: (2)
Commercial:
Commercial and industrial	5.94	6.11	6.09	6.07	6.05
Commercial real estate:
Commercial	6.32	6.83	6.59	6.66	6.91
Construction	6.77	7.11	8.16	7.47	10.64
Commercial real estate	6.39	6.86	6.71	6.72	7.18
Lease financing	6.48	6.69	6.66	6.49	6.38
Total commercial	6.05	6.25	6.22	6.19	6.25
Consumer:
Residential mortgage	4.29	4.23	4.15	4.11	4.03
Automobile	5.93	5.92	5.82	5.71	5.70
Home equity	7.02	7.34	7.32	7.33	7.42
RV and marine	5.53	5.41	5.31	5.34	5.35
Other consumer	10.11	10.82	10.88	11.01	11.18
Total consumer	5.54	5.57	5.49	5.44	5.42
Total loans and leases	5.84	5.96	5.91	5.87	5.89
Total earning assets	5.25	5.39	5.40	5.39	5.42
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.91	2.02	2.00	1.91	1.99
Money market deposits	2.66	2.99	3.05	3.08	3.27
Savings deposits	0.47	0.35	0.28	0.20	0.16
Time deposits	3.69	3.60	3.74	4.06	4.47
Total interest-bearing deposits	2.28	2.43	2.46	2.48	2.65
Short-term borrowings	4.45	3.90	4.37	3.87	5.37
Long-term debt	5.61	5.75	5.69	5.68	5.83
Total interest-bearing liabilities	2.65	2.81	2.85	2.86	3.01
Net interest rate spread	2.60	2.58	2.55	2.53	2.41
Impact of noninterest-bearing funds on margin	0.55	0.55	0.56	0.57	0.62
Net interest margin	3.15%	3.13%	3.11%	3.10%	3.03%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2) (3)	6.23%	6.50%	6.49%	6.57%	6.77%
Impact of commercial loan derivatives	(0.18)	(0.25)	(0.27)	(0.38)	(0.52)
Total commercial - as reported	6.05%	6.25%	6.22%	6.19%	6.25%
Average SOFR	4.00%	4.33%	4.32%	4.33%	4.68%

Total cost of deposits (4)	1.88%	2.00%	2.02%	2.03%	2.16%
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yields/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Interest income	$2,665	$2,600	$2,556	$2,489	$2,510
Interest expense	1,073	1,094	1,089	1,063	1,115
Net interest income	1,592	1,506	1,467	1,426	1,395
Provision for credit losses	123	122	103	115	107
Net interest income after provision for credit losses	1,469	1,384	1,364	1,311	1,288
Payments and cash management revenue	170	174	165	155	162
Wealth and asset management revenue	102	104	102	101	93
Customer deposit and loan fees	107	102	95	86	88
Capital markets and advisory fees	101	94	84	67	120
Mortgage banking income	39	43	28	31	31
Insurance income	22	20	19	20	22
Leasing revenue	19	23	10	14	19
Net gains (losses) on sales of securities	—	—	(58)	—	(21)
Other noninterest income	22	68	26	20	45
Total noninterest income	582	628	471	494	559
Personnel costs	845	757	722	671	715
Outside data processing and other services	222	198	182	170	167
Equipment	67	66	68	67	70
Net occupancy	56	57	54	65	56
Professional services	80	31	22	22	27
Marketing	36	34	28	29	28
Deposit and other insurance expense	(1)	9	20	37	20
Amortization of intangibles	13	11	11	11	12
Lease financing equipment depreciation	3	4	2	4	3
Other noninterest expense	99	79	88	76	80
Total noninterest expense	1,420	1,246	1,197	1,152	1,178
Income before income taxes	631	766	638	653	669
Provision for income taxes	108	133	96	122	135
Income after income taxes	523	633	542	531	534
Income attributable to non-controlling interest	4	4	6	4	4
Net income attributable to Huntington	519	629	536	527	530
Dividends on preferred shares	43	27	27	27	27
Impact of preferred stock redemptions	—	—	—	—	5
Net income applicable to common shares	$476	$602	$509	$500	$498

Average common shares - basic	1,544	1,459	1,457	1,454	1,453
Average common shares - diluted	1,570	1,485	1,481	1,482	1,481

Per common share
Net income - basic	$0.31	$0.41	$0.35	$0.34	$0.34
Net income - diluted	0.30	0.41	0.34	0.34	0.34
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,592	$1,506	$1,467	$1,426	$1,395
FTE adjustment	17	17	16	15	14
Net interest income (1)	1,609	1,523	1,483	1,441	1,409
Noninterest income	582	628	471	494	559
Total revenue (1)	$2,191	$2,151	$1,954	$1,935	$1,968
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2025	2025	2025	2025	2024	3Q25	4Q24
Net origination and secondary marketing income	$28	$30	$26	$18	$25	(7)%	12%
Net mortgage servicing income
Loan servicing income	26	26	26	26	26	—	—
Amortization of capitalized servicing	(20)	(17)	(18)	(13)	(16)	(18)	(25)
Operating income	6	9	8	13	10	(33)	(40)
MSR valuation adjustment (1)	13	(1)	—	(15)	53	NM	(75)
Gains (losses) due to MSR hedging	(8)	4	(6)	15	(57)	NM	86
Net MSR risk management	5	3	(6)	—	(4)	67	225
Total net mortgage servicing income	11	12	2	13	6	(8)	83
All other	—	1	—	—	—	NM	—
Mortgage banking income	$39	$43	$28	$31	$31	(9)%	26%

Mortgage origination volume	$2,178	$2,243	$2,412	$1,599	$2,093	(3)%	4%
Mortgage origination volume for sale	1,421	1,516	1,508	938	1,220	(6)	16

Third party mortgage loans serviced (2)	$34,407	$34,370	$33,925	$33,864	$33,696	—%	2%
Mortgage servicing rights (2)	593	576	567	564	573	3	3
MSR % of investor servicing portfolio (2)	1.72%	1.67%	1.67%	1.66%	1.70%	3%	1%
NM - Not Meaningful
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Allowance for loan and lease losses, beginning of period	$2,374	$2,331	$2,263	$2,244	$2,235
Loan and lease charge-offs	(145)	(137)	(111)	(133)	(129)
Recoveries of loans and leases previously charged off	56	62	45	47	32
Net loan and lease charge-offs	(89)	(75)	(66)	(86)	(97)
Provision for loan and lease losses	109	118	134	105	106
Allowance on purchased credit deteriorated (PCD) loans and leases at acquisition	71	—	—	—	—
Allowance on purchased seasoned loans and leases at acquisition (1)	72	—	—	—	—
Allowance for loan and lease losses, end of period	2,537	2,374	2,331	2,263	2,244
Allowance for unfunded lending commitments, beginning of period	188	184	215	202	201
Provision for unfunded lending commitments	14	4	(31)	13	1
Allowance for unfunded lending commitments at acquisition	4	—	—	—	—
Allowance for unfunded lending commitments, end of period	206	188	184	215	202
Total allowance for credit losses, end of period	$2,743	$2,562	$2,515	$2,478	$2,446
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.70%	1.72%	1.73%	1.71%	1.73%
Nonaccrual loans and leases (NALs)	272	294	277	302	286
Nonperforming assets (NPAs)	269	289	274	281	273
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.83%	1.86%	1.86%	1.87%	1.88%
Nonaccrual loans and leases (NALs)	295	317	299	331	312
Nonperforming assets (NPAs)	290	312	295	308	297
(1)    Reflects Huntington's October 1, 2025 adoption of Accounting Standards Update (ASU) 2025-08 applicable to purchased loans whereby non-PCD loans acquired in a business combination are deemed "purchased seasoned loans" and subject to the gross-approach resulting in recognition of an allowance for credit losses at acquisition.

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$1,070	$1,084	$1,068	$1,017	$947
Commercial real estate	569	419	417	443	473
Lease financing	92	65	63	60	64
Total commercial	1,731	1,568	1,548	1,520	1,484
Consumer
Residential mortgage	205	204	208	199	205
Automobile	181	172	161	150	145
Home equity	149	160	153	140	148
RV and marine	136	141	143	146	150
Other consumer	135	129	118	108	112
Total consumer	806	806	783	743	760
Total allowance for loan and lease losses	2,537	2,374	2,331	2,263	2,244
Allowance for unfunded lending commitments	206	188	184	215	202
Total allowance for credit losses	$2,743	$2,562	$2,515	$2,478	$2,446

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$40	$39	$32	$48	$52
Commercial real estate	8	(4)	(3)	(8)	(2)
Lease financing	(8)	1	2	4	1
Total commercial	40	36	31	44	51
Consumer:
Residential mortgage	—	—	1	—	—
Automobile	14	10	7	13	12
Home equity	—	1	—	—	—
RV and marine	6	4	5	7	7
Other consumer	29	24	22	22	27
Total consumer	49	39	35	42	46
Total net charge-offs	$89	$75	$66	$86	$97
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.24%	0.25%	0.22%	0.33%	0.39%
Commercial real estate	0.21	(0.13)	(0.14)	(0.26)	(0.08)
Lease financing	(0.53)	0.04	0.12	0.33	0.06
Total commercial	0.18	0.18	0.16	0.24	0.29
Consumer:
Residential mortgage	0.01	0.01	0.01	—	0.01
Automobile	0.36	0.26	0.19	0.35	0.32
Home equity	(0.01)	0.01	0.01	—	(0.02)
RV and marine	0.45	0.30	0.33	0.45	0.43
Other consumer	5.22	4.92	4.86	4.89	6.51
Total consumer	0.33	0.27	0.25	0.29	0.32
Net charge-offs as a % of average loans and leases	0.24%	0.22%	0.20%	0.26%	0.30%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Nonaccrual loans and leases (NALs):
Commercial and industrial	$562	$455	$489	$413	$457
Commercial real estate	133	131	138	118	118
Lease financing	8	10	10	11	10
Residential mortgage	107	97	93	90	83
Automobile	6	6	5	4	6
Home equity	113	108	105	110	107
RV and marine	2	1	2	2	2
Total nonaccrual loans and leases	931	808	842	748	783
Other real estate, net	13	10	10	8	8
Other NPAs (1)	1	3	—	48	31
Total nonperforming assets	$945	$821	$852	$804	$822

Nonaccrual loans and leases as a % of total loans and leases	0.62%	0.59%	0.62%	0.56%	0.60%
NPA ratio (2)	0.63	0.60	0.63	0.61	0.63
(NPA+90days)/(Loan+OREO) (3)	0.82	0.76	0.81	0.77	0.82

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Nonperforming assets, beginning of period	$821	$852	$804	$822	$784
Acquired nonperforming assets	81	—	—	—	—
New nonperforming assets	300	252	343	250	271
Returns to accruing status	(22)	(25)	(27)	(31)	(46)
Charge-offs	(75)	(62)	(57)	(55)	(37)
Payments	(141)	(167)	(203)	(178)	(146)
Sales	(19)	(29)	(8)	(4)	(4)
Nonperforming assets, end of period	$945	$821	$852	$804	$822
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate owned.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Accruing loans and leases past due 90+ days:
Commercial and industrial	$1	$1	$4	$2	$3
Lease financing	9	6	14	8	11
Residential mortgage (excluding loans guaranteed by the U.S. Government)	46	35	40	29	34
Automobile	14	12	10	8	12
Home equity	16	20	18	18	20
RV and marine	4	3	2	3	4
Other consumer	6	5	4	4	4
Total, excl. loans guaranteed by the U.S. Government	96	82	92	72	88
Add: loans guaranteed by U.S. Government	186	152	149	148	151
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$282	$234	$241	$220	$239

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.06%	0.07%	0.05%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.11	0.11	0.11	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.17	0.18	0.17	0.18

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$24,342	$22,248	$20,928	$20,434	$19,740
Regulatory capital adjustments:
CECL transitional amount (2)	—	—	—	—	109
Shareholders’ preferred equity and related surplus	(2,741)	(2,741)	(1,999)	(1,999)	(1,999)
Accumulated other comprehensive loss	1,904	2,065	2,241	2,422	2,866
Goodwill and other intangibles, net of taxes	(5,999)	(5,481)	(5,508)	(5,520)	(5,534)
Deferred tax assets from tax loss and credit carryforwards	(230)	(167)	(123)	(68)	(55)
Common equity tier 1 capital	17,276	15,924	15,539	15,269	15,127
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,741	2,741	1,999	1,999	1,999
Tier 1 capital	20,017	18,665	17,538	17,268	17,126
Long-term debt and other tier 2 qualifying instruments	1,481	1,477	1,606	1,641	1,641
Qualifying allowance for loan and lease losses	2,085	1,880	1,859	1,811	1,798
Tier 2 capital	3,566	3,357	3,465	3,452	3,439
Total risk-based capital	$23,583	$22,022	$21,003	$20,720	$20,565
Risk-weighted assets (RWA) (1)	$166,651	$150,222	$148,602	$144,632	$143,650
Common equity tier 1 risk-based capital ratio (1)	10.4%	10.6%	10.5%	10.6%	10.5%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.2	9.0	8.5	8.5	8.6
Tier 1 risk-based capital ratio (1)	12.0	12.4	11.8	11.9	11.9
Total risk-based capital ratio (1)	14.2	14.7	14.1	14.3	14.3

Reconciliation of Non-GAAP Measure (3)
Common equity tier 1 (CET1) capital (A)	$17,276	$15,924	$15,539	$15,269	$15,127
Add: Accumulated other comprehensive income (loss) (AOCI)	(1,904)	(2,065)	(2,241)	(2,422)	(2,866)
Less: AOCI cash flow hedge	27	16	(7)	(90)	(267)
Adjusted common equity tier 1 (B)	15,345	13,843	13,305	12,937	12,528
Risk-weighted assets (C)	166,651	150,222	148,602	144,632	143,650
CET1 ratio (A/C)	10.4%	10.6%	10.5%	10.6%	10.5%
Adjusted CET1 ratio (B/C)	9.2	9.2	9.0	8.9	8.7
(1)December 31, 2025 figures are estimated.
(2)Huntington elected to temporarily delay certain effects of CECL on regulatory capital pursuant to a rule that allowed BHCs and banks to delay the impact of adopting CECL for two years, followed by a three-year transition period that began January 1, 2022. For periods beginning on or after January 1, 2025, the impact of the CECL deferral was fully phased in, while 75% of the impact of the CECL deferral was phased in at December 31, 2024.
(3)Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly Common Stock Summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	1,544	1,459	1,457	1,454	1,453
Average - diluted	1,570	1,485	1,481	1,482	1,481
Ending	1,568	1,459	1,459	1,457	1,454
Tangible book value per common share	$9.89	$9.54	$9.13	$8.80	$8.33

Non-Regulatory Capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$24,342	$22,248	$20,928	$20,434	$19,740
Goodwill and other intangible assets	(6,142)	(5,611)	(5,635)	(5,646)	(5,657)
Deferred tax liability on other intangible assets (1)	30	13	16	18	20
Total tangible equity	18,230	16,650	15,309	14,806	14,103
Preferred equity	(2,731)	(2,731)	(1,989)	(1,989)	(1,989)
Total tangible common equity	$15,499	$13,919	$13,320	$12,817	$12,114
Total assets	$225,106	$210,228	$207,742	$209,596	$204,230
Goodwill and other intangible assets	(6,142)	(5,611)	(5,635)	(5,646)	(5,657)
Deferred tax liability on other intangible assets (1)	30	13	16	18	20
Total tangible assets	$218,994	$204,630	$202,123	$203,968	$198,593
Shareholders' equity / total assets	10.8%	10.6%	10.1%	9.7%	9.7%
Tangible equity / tangible asset ratio	8.3	8.1	7.6	7.3	7.1
Tangible common equity / tangible asset ratio	7.1	6.8	6.6	6.3	6.1
Tangible common equity / RWA ratio (2)	9.3	9.3	9.0	8.9	8.4
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Estimated at December 31, 2025.

Other Data

	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Number of employees (Average full-time equivalent)	20,924	20,247	20,242	20,092	20,045
Number of domestic full-service branches (1)	1,005	972	971	968	978
ATM Count	1,591	1,569	1,565	1,560	1,577
(1)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data (continued)
(Unaudited)

Return on Average Tangible Common Shareholders' Equity

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2025	2025	2025	2025	2024
Calculation of average tangible common shareholders' equity ratio:
Average Huntington common shareholders' equity	$21,165	$19,197	$18,559	$18,007	$17,979
Less: Intangible assets and goodwill, net of tax effect	6,015	5,610	5,624	5,632	5,641
Average tangible common shareholders' equity (A)	$15,150	$13,587	$12,935	$12,375	$12,338
Net income applicable to common shares	$476	$602	$509	$500	$498
Add: Amortization of intangibles, net of deferred tax	10	8	9	9	9
Adjusted net income applicable to common shares	$486	$610	$518	$509	$507
Adjusted net income applicable to common shares, annualized (B)	$1,928	$2,420	$2,078	$2,064	$2,021
Return on average tangible common shareholders' equity (B/A)	12.7%	17.8%	16.1%	16.7%	16.4%

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)		Change
(dollar amounts in millions)	2025	2024	Amount	Percent
Assets
Interest-earning deposits with banks	$11,989	$11,113	$876	8%
Securities:
Trading account securities	465	265	200	75
Available-for-sale securities:
Taxable	23,652	24,232	(580)	(2)
Tax-exempt	3,307	2,779	528	19
Total available-for-sale securities	26,959	27,011	(52)	—
Held-to-maturity securities - taxable	15,906	15,478	428	3
Other securities	899	789	110	14
Total securities	44,229	43,543	686	2
Loans held for sale	790	597	193	32
Loans and leases: (2)
Commercial:
Commercial and industrial	61,468	52,426	9,042	17
Commercial real estate:
Commercial	10,510	10,975	(465)	(4)
Construction	1,188	960	228	24
Commercial real estate	11,698	11,935	(237)	(2)
Lease financing	5,479	5,190	289	6
Total commercial	78,645	69,551	9,094	13
Consumer:
Residential mortgage	24,585	23,956	629	3
Automobile	15,406	13,372	2,034	15
Home equity	10,239	10,088	151	1
RV and marine	5,869	5,979	(110)	(2)
Other consumer	1,943	1,557	386	25
Total consumer	58,042	54,952	3,090	6
Total loans and leases	136,687	124,503	12,184	10
Total earning assets	193,695	179,756	13,939	8
Cash and due from banks	1,413	1,397	16	1
Goodwill and other intangible assets	5,740	5,680	60	1
All other assets	9,915	9,427	488	5
Total assets	$210,763	$196,260	$14,503	7%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$45,368	$40,401	$4,967	12%
Money market deposits	62,137	54,702	7,435	14
Savings deposits	15,100	15,141	(41)	—
Time deposits	13,678	15,343	(1,665)	(11)
Total interest-bearing deposits	136,283	125,587	10,696	9
Short-term borrowings	1,215	1,147	68	6
Long-term debt	17,363	15,224	2,139	14
Total interest-bearing liabilities	154,861	141,958	12,903	9
Demand deposits - noninterest-bearing	29,495	29,479	16	—
All other liabilities	4,905	5,123	(218)	(4)
Total liabilities	189,261	176,560	12,701	7
Total Huntington shareholders’ equity	21,458	19,651	1,807	9
Non-controlling interest	44	49	(5)	(10)
Total equity	21,502	19,700	1,802	9
Total liabilities and equity	$210,763	$196,260	$14,503	7%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense
(Unaudited)

	Annual Interest Income / Expense (1) (2)
(dollar amounts in millions)	2025	2024	2023
Assets
Interest-earning deposits with banks	$526	$598	$492
Securities:
Trading account securities	17	13	4
Available-for-sale securities:
Taxable	1,023	1,251	1,016
Tax-exempt	167	141	132
Total available-for-sale securities	1,190	1,392	1,148
Held-to-maturity securities - taxable	423	385	401
Other securities	47	42	53
Total securities	1,677	1,832	1,606
Loans held for sale	50	40	35
Loans and leases:
Commercial:
Commercial and industrial	3,769	3,321	2,991
Commercial real estate:
Commercial	701	821	865
Construction	87	86	107
Commercial real estate	788	907	972
Lease Financing	365	336	289
Total commercial	4,922	4,564	4,252
Consumer:
Residential mortgage	1,031	943	825
Automobile	901	726	561
Home equity	743	780	760
RV and marine	317	310	271
Other consumer	208	181	156
Total consumer	3,200	2,940	2,573
Total loans and leases	8,122	7,504	6,825
Total earning assets	$10,375	$9,974	$8,958
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$890	$858	$703
Money market deposits	1,825	1,994	1,365
Savings deposits	50	15	3
Time deposits	517	705	426
Total interest-bearing deposits	3,282	3,572	2,497
Short-term borrowings	50	69	179
Long-term debt	987	935	801
Total interest-bearing liabilities	4,319	4,576	3,477
Net interest income	$6,056	$5,398	$5,481
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 22 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield / Rate
(Unaudited)

	Annual Average Yield / Rate (1)
	2025	2024	2023
Assets
Interest-earning deposits with banks	4.38%	5.38%	5.30%
Securities:
Trading account securities	3.75	5.04	5.14
Available-for-sale securities:
Taxable	4.33	5.16	4.95
Tax-exempt	5.04	5.08	4.84
Total available-for-sale securities	4.41	5.15	4.93
Held-to-maturity securities - taxable	2.66	2.49	2.43
Other securities	5.28	5.33	5.70
Total securities	3.79	4.21	3.94
Loans held for sale	6.37	6.63	6.34
Loans and leases: (2)
Commercial:
Commercial and industrial	6.13	6.33	6.03
Commercial real estate:
Commercial	6.67	7.48	7.32
Construction	7.30	9.01	8.12
Commercial real estate	6.74	7.60	7.40
Lease financing	6.67	6.47	5.63
Total commercial	6.26	6.56	6.26
Consumer:
Residential mortgage	4.20	3.94	3.59
Automobile	5.85	5.43	4.36
Home equity	7.25	7.73	7.48
RV and marine	5.40	5.19	4.79
Other consumer	10.63	11.61	11.53
Total consumer	5.51	5.35	4.85
Total loans and leases	5.94	6.03	5.64
Total earning assets	5.36	5.55	5.22
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.96%	2.12%	1.76%
Money market deposits	2.94	3.64	3.04
Savings deposits	0.33	0.10	0.02
Time deposits	3.78	4.60	3.86
Total interest-bearing deposits	2.41	2.84	2.20
Short-term borrowings	4.11	5.99	5.81
Long-term debt	5.68	6.14	6.01
Total interest-bearing liabilities	2.79	3.22	2.68
Net interest rate spread	2.57	2.33	2.54
Impact of noninterest-bearing funds on margin	0.56	0.67	0.65
Net interest margin	3.13%	3.00%	3.19%

Additional Information:
Commercial Loan Derivative Impact
Commercial loans (2) (3)	6.53%	7.23%	6.95%
Impact of commercial loan derivatives	(0.27)	(0.67)	(0.69)
Total commercial - as reported	6.26%	6.56%	6.26%
Average SOFR	4.24%	5.15%	5.00%

Total cost of deposits (4)	1.98%	2.30%	1.69%
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. See page 22 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yield/rate exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data)	2025	2024	Amount	Percent
Interest income	$10,310	$9,921	$389	4%
Interest expense	4,319	4,576	(257)	(6)
Net interest income	5,991	5,345	646	12
Provision for credit losses	463	420	43	10
Net interest income after provision for credit losses	5,528	4,925	603	12
Payments and cash management revenue	664	620	44	7
Wealth and asset management revenue	409	364	45	12
Customer deposit and loan fees	390	334	56	17
Capital markets and advisory fees	346	327	19	6
Mortgage banking income	141	130	11	8
Insurance income	81	77	4	5
Leasing revenue	66	79	(13)	(16)
Net gains (losses) on sales of securities	(58)	(21)	(37)	NM
Other noninterest income	136	130	6	5
Total noninterest income	2,175	2,040	135	7
Personnel costs	2,995	2,701	294	11
Outside data processing and other services	772	665	107	16
Equipment	268	267	1	—
Net occupancy	232	221	11	5
Professional services	155	99	56	57
Marketing	127	116	11	9
Deposit and other insurance expense	65	114	(49)	(43)
Amortization of intangibles	46	47	(1)	(2)
Lease financing equipment depreciation	13	15	(2)	(13)
Other noninterest expense	342	317	25	8
Total noninterest expense	5,015	4,562	453	10
Income before income taxes	2,688	2,403	285	12
Provision for income taxes	459	443	16	4
Income after income taxes	2,229	1,960	269	14
Income attributable to non-controlling interest	18	20	(2)	(10)
Net income attributable to Huntington	2,211	1,940	271	14
Dividends on preferred shares	124	134	(10)	(7)
Impact of preferred stock redemptions	—	5	(5)	NM
Net income applicable to common shares	$2,087	$1,801	$286	16%
Average common shares - basic	1,479	1,451	28	2
Average common shares - diluted	1,505	1,476	29	2
Per common share
Net income - basic	$1.41	$1.24	$0.17	14%
Net income - diluted	1.39	1.22	0.17	14
Cash dividends declared	0.62	0.62	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$5,991	$5,345	$646	12%
FTE adjustment	65	53	12	23
Net interest income (1)	6,056	5,398	658	12
Noninterest income	2,175	2,040	135	7
Total revenue (1)	$8,231	$7,438	$793	11%
NM - Not Meaningful
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Noninterest Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2025	2024	2023
Net origination and secondary marketing income	$102	$83	$69
Net mortgage servicing income
Loan servicing income	104	101	94
Amortization of capitalized servicing	(68)	(55)	(48)
Operating income	36	46	46
MSR valuation adjustment (1)	(3)	59	7
Gains (losses) due to MSR hedging	5	(59)	(10)
Net MSR risk management	2	—	(3)
Total net mortgage servicing income	38	46	43
All other	1	1	(3)
Mortgage banking income	$141	$130	$109

Mortgage origination volume	$8,432	$7,416	$7,602
Mortgage origination volume for sale	5,383	4,439	4,205

Third party mortgage loans serviced (2)	$34,407	$33,696	$33,237
Mortgage servicing rights (2)	593	573	515
MSR % of investor servicing portfolio	1.72%	1.70%	1.55%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2025	2024	2023
Allowance for loan and lease losses, beginning of period	$2,244	$2,255	$2,121
Loan and lease charge-offs	(526)	(531)	(454)
Recoveries of loans and leases previously charged off	210	159	181
Net loan and lease charge-offs	(316)	(372)	(273)
Provision for loan and lease losses	466	361	407
Allowance on PCD loans and leases at acquisition	71	—	—
Allowance on purchased seasoned loans and leases at acquisition (1)	72	—	—
Allowance for loan and lease losses, end of period	$2,537	$2,244	$2,255
Allowance for unfunded lending commitments, beginning of period	$202	$145	$150
Provision (benefit) for unfunded lending commitments	—	57	(5)
Acquired unfunded lending commitments	4	—	—
Allowance for unfunded lending commitments, end of period	206	202	145
Total allowance for credit losses, end of period	$2,743	$2,446	$2,400
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.70%	1.73%	1.85%
Nonaccrual loans and leases (NALs)	272	286	338
Nonperforming assets (NPAs)	269	273	317
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.83%	1.88%	1.97%
Nonaccrual loans and leases (NALs)	295	312	360
Nonperforming assets (NPAs)	290	297	337
(1)    Reflects Huntington's October 1, 2025 adoption of Accounting Standards Update (ASU) 2025-08 applicable to purchased loans whereby non-PCD loans acquired in a business combination are deemed "purchased seasoned loans" and subject to the gross-approach resulting in recognition of an allowance for credit losses at acquisition.

	December 31,
(dollar amounts in millions)	2025	2024	2023
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$1,070	$947	$993
Commercial real estate	569	473	522
Lease financing	92	64	48
Total commercial	1,731	1,484	1,563
Consumer
Residential mortgage	205	205	188
Automobile	181	145	142
Home equity	149	148	114
RV and marine	136	150	148
Other consumer	135	112	100
Total consumer	806	760	692
Total allowance for loan and lease losses	2,537	2,244	2,255
Allowance for unfunded lending commitments	206	202	145
Total allowance for credit losses	$2,743	$2,446	$2,400

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2025	2024	2023
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$159	$166	$107
Commercial real estate	(7)	52	57
Lease financing	(1)	(1)	(6)
Total commercial	151	217	158
Consumer:
Residential mortgage	1	1	2
Automobile	44	35	21
Home equity	1	(1)	(1)
RV and marine	22	22	12
Other consumer	97	98	81
Total consumer	165	155	115
Total net charge-offs	$316	$372	$273

Net charge-offs (recoveries) as a percentage of average loans:
Commercial:
Commercial and industrial	0.26%	0.32%	0.22%
Commercial real estate	(0.06)	0.43	0.43
Lease financing	(0.01)	(0.03)	(0.12)
Total commercial	0.19	0.31	0.23
Consumer:
Residential mortgage	0.01	0.01	0.01
Automobile	0.29	0.26	0.16
Home equity	0.01	(0.01)	(0.01)
RV and marine	0.38	0.36	0.21
Other consumer	4.98	6.32	6.03
Total consumer	0.29	0.28	0.22
Net charge-offs as a % of average loans and leases	0.23%	0.30%	0.23%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in millions)	2025	2024	2023
Nonaccrual loans and leases (NALs):
Commercial and industrial	$562	$457	$344
Commercial real estate	133	118	140
Lease financing	8	10	14
Residential mortgage	107	83	72
Automobile	6	6	4
Home equity	113	107	91
RV and marine	2	2	2
Total nonaccrual loans and leases	931	783	667
Other real estate, net	13	8	10
Other NPAs (1)	1	31	34
Total nonperforming assets	$945	$822	$711

Nonaccrual loans and leases as a % of total loans and leases	0.62%	0.60%	0.55%
NPA ratio (2)	0.63	0.63	0.58
(NPA+90days)/(Loan+OREO) (3)	0.82	0.82	0.74

	December 31,
(dollar amounts in millions)	2025	2024	2023
Nonperforming assets, beginning of period	$822	$711	$594
Acquired nonperforming assets	81	—	—
New nonperforming assets	1,145	1,104	977
Returns to accruing status	(105)	(224)	(177)
Loan and lease losses	(249)	(236)	(231)
Payments	(689)	(522)	(425)
Sales and held-for-sale transfers	(60)	(11)	(27)
Nonperforming assets, end of period	$945	$822	$711

(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.